SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): April 3, 2014

One Horizon Group, Inc.

 (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Delaware	000-10822	46-3561419
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(COMMISSION FILE NO.)	(IRS EMPLOYEE IDENTIFICATION NO.)

Weststrasse 1, Baar, Switzerland, CH6340
 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

011 41 41 760 5820
 (ISSUER TELEPHONE NUMBER)

Copies to:

Hunter Taubman Weiss LLP
130 w. 42nd Street, Suite 1050
 New York, NY 10036
Tel: 212-732-7184

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see  General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
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☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4	Matters Related to Accountants and Financial Statements

Item 4.02	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

(a) On April 3, 2014, the Audit Committee of One Horizon Group, Inc (the “Company”), in consultation with management, concluded that we will restate our previously issued audited financial statements for the transitional period of six months ended December 31, 2012, and for 12 months ended June 30, 2012 included in the Company’s Annual Report on Form 10-K, and our unaudited financial statements for the quarterly periods ended March 31, 2013 and 2012, June 30, 2013 and 2012, and September 30, 2013 and 2012, included in the Company’s Quarterly Reports on Forms 10-Q, and the unaudited pro forma disclosures included in our Form 8-K/A filed with the SEC on February 7, 2013 (the “Relevant Periods”), to correctly record the timing of revenue recognition for certain license fees. Accordingly, our previously released financial statements for the Relevant Periods or other financial data released related to the Relevant Periods should no longer be relied upon.

When we originally decided on the revenue recognition model for the Relevant Periods, for our lower-tier customers, we determined that the flow of revenue was reasonably represented by straight-line recognition of the master license fees over the initial period. However, it came to our attention that there was growing disparity between the revenue recognized and the payments as they became due. The straight-line method was not expected to vary materially from the customer usage. As the Company’s activity in these contracts increased, however, we found that the customer performance is not totally predictable. As a result, during the process of preparing our consolidated financial statements as at December 31, 2013 and for the fiscal year then ended, we re-evaluated these contracts requiring variable customer payments based on their activities. As a result of our re-evaluation, we determined that the straight-line method was not appropriate to recognize the revenue from these contracts during the Relevant Periods, but rather that we should instead recognize the revenue for these contracts to the extent that payments become due.

Further, during the process of preparing our consolidated financial statements as at December 31, 2013 and for the fiscal year then ended, we also re-evaluated our policy of accounting for our license sales to top-tier customers, revenue from which sales had been recognized in the period of delivery of the master license to those customers at the net present value of the future fixed cash payments required under the contract.  As a result of our re-evaluation and in consideration of the Company’s increased activities in these contracts, we determined that this policy for recognition may not have met all of the requirements of the relevant generally accepted accounting principles applicable to these types of software sales during the Relevant Periods and that we should also recognize revenue for these contracts to the extent that fixed payments become due.

At this time, the Company believes that the adjustments necessary to make these amendments to the Relevant Periods will have no effect on previously reported cash and cash equivalents or cash flow from operations. The effect of the adjustments will be to reduce revenue recognized in the 10-K for the year ended December 31, 2013 and earlier accounting periods and reduce the amount of net income. There is no change in the amount of revenue expected to be recognized over the life of the contracts, or in the amount and timing of cash collected under the master license contracts, just an adjustment to the accounting periods in which it is recognized.  In addition, this adjustment is merely a change in accounting policy and will not affect the Company’s operations in terms of the way we conduct our business, our sales contracts, business model and practices, our products and services, or our relationships with customers.

Additional Information

The Audit Committee and management discussed these matters with the Company’s independent registered public accounting firm, Peterson Sullivan LLP. The Company’s previously issued financial statements and other financial information for the Relevant Periods will be restated in future filings with the SEC. Although we cannot estimate when we will file our restated financial statements for the Relevant Periods and our Annual Report on Form 10-K for the year ended December 31, 2013, we are diligently determining the impact of the restatements and pursuing completion of the restatements for the Relevant Periods. We intend to file our Annual Report on Form 10-K for the year ended December 31, 2013 by April 15, 2014, which will include restated financial statements for the transitional period of six months ended December 31, 2012 and for the year ended June 30, 2012.

Management’s internal review of these matters is not only related to the Relevant Periods but ongoing. If the Company obtains additional information material to its periodic financial reports, we will make appropriate disclosure.

The Horizon Platform developed by us is a bandwidth-efficient Voice Over Internet Protocol (“VoIP”) software platform for smartphones and tablets. It provides optimized Internet data services including multi-media messaging and mobile advertising.  We license our software solutions to telecommunications network operators and service providers in the mobile, fixed line, cable TV and satellite communications markets –with the core of the Horizon Platform being licensed by way of master license agreements.

This report contains forward-looking statements. Forward-looking statements include, but are not limited to, statements that express the Company’s intentions, beliefs, expectations, strategies, predictions or any other statements related to the Company’s future activities or future events or conditions. These statements are based on current expectations, estimates and projections about the Company’s business based, in part, on assumptions made by management. These statements are not guarantees of future performances and involve risks, uncertainties and assumptions that are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in the forward-looking statements due to numerous factors, including those risks discussed in the Company’s Annual Report on Form 10-K and in other documents that the Company files from time to time with the SEC. Any forward-looking statements speak only as of the date on which they are made, and the Company does not undertake any obligation to update any forward-looking statement to reflect events or circumstances after the date of this report, except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ONE HORIZON GROUP, INC.

Date: April 8, 2014	By:	/s/Martin Ward
Martin Ward
Chief Financial Officer